As filed with the Securities and Exchange Commission on February 5, 2002



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 5, 2002



                            W. R. BERKLEY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                          0-7849                       22-1867895
   --------                          ------                       ----------
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


            165 Mason Street, P.O. Box 2518, Greenwich, CT 06836-2518
            ---------------------------------------------- ----------
               (Address of principal executive offices)    (Zip Code)



       Registrant's telephone number, including area code: (203) 629-3000
                                                           --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events

Reference is made to the press release of W. R. Berkley Corporation (the "Company") relating to: (i) increases in reinsurance reserves established by the Company for its discontinued alternative markets reinsurance business and its treaty reinsurance business; (ii) realized losses for a reduction in the carrying value of investments held by a subsidiary in Argentina; and (iii) its expected financial results for the fourth quarter of 2001 and outlook for 2002. The press release was issued on February 5, 2002. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired:

          None.

     (b) Pro forma financial information:

          None.

     (c) Exhibits:

          99.1      Press Release dated February 5, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        W. R. BERKLEY CORPORATION

                                        By: /s/ Eugene G. Ballard
                                            ------------------------------
                                            Name:  Eugene G. Ballard
                                            Title: Senior Vice President,
                                                   Chief Financial Officer and
                                                   Treasurer


Date: February 5, 2002

                                  EXHIBIT INDEX

Exhibit:
--------

  99.1         Press Release dated February 5, 2002